UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2017 (May 30, 2017)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On May 30, 2017, The Hertz Corporation (“Hertz” or the “Company”), an indirect wholly-owned subsidiary of Hertz Global Holdings, Inc. (“HGH”), will post portions of a presentation prepared in connection with a proposed financing transaction relating to the Company’s business to the Investor Relations section of Hertz’s website at IR.hertz.com. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Financial information in the presentation includes certain non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are contained in the appendix section of the presentation.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

Each of HGH and Hertz is filing as Exhibit 99.2 hereto a press release issued on May 30, 2017 by HGH, announcing the proposed private offering by Hertz of $1.0 billion in aggregate principal amount of Senior Second Priority Secured Notes. The contents of such press release are incorporated by reference in this Item 8.01.

On May 30, 2017, Hertz provided conditional notices (each, a “Notice of Conditional Redemption”) to Wells Fargo Bank, National Association, as trustee (the “Trustee”), of its intent to redeem in full its outstanding (i) $250.0 million in aggregate principal amount of 4.25% Senior Notes due 2018 (the “2018 Notes”), pursuant to the Indenture, dated as of October 16, 2012, as supplemented (the “2018 Indenture”) and (ii) $450.0 million in aggregate principal amount of outstanding 6.75% Senior Notes due 2019 (the “2019 Notes”), pursuant to the Indenture, dated as of February 8, 2011, as supplemented (the “2019 Indenture”), in each case, among Hertz, the guarantors from time to time party thereto, and the Trustee. The redemptions of the 2018 Notes and 2019 Notes are subject to the satisfaction of specified conditions precedent set forth in the applicable Notice of Conditional Redemption, including the consummation of the offering of the Senior Second Priority Secured Notes. The Notices of Conditional Redemption will be sent by the Trustee to the registered holders of the 2018 Notes and 2019 Notes in accordance with the requirements of the 2018 Indenture and 2019 Indenture, respectively, on May 30, 2017.

The anticipated redemption date is June 29, 2017 or, if the conditions precedent are not satisfied on or prior to June 29, 2017, such later date (but not later than July 29, 2017) as such conditions precedent are so satisfied (such date of such redemption, the “Redemption Date”). The redemption price for the 2018 Notes will be equal to 100.0% of the principal amount of the 2018 Notes, plus the applicable “make-whole”, plus accrued but unpaid interest thereon to the Redemption Date. The redemption price for the 2019 Notes will be equal to 100.0% of the principal amount of the 2019 Notes, plus accrued but unpaid interest thereon to the Redemption Date.

The above description of the Notice of Conditional Redemption is not complete and is qualified in its entirety by reference to Exhibits 99.3 and 99.4.

This report does not constitute a notice of redemption under the 2018 Indenture, 2019 Indenture, nor an offer to tender for, or purchase, any 2018 Notes, any 2019 Notes or any other security. There can be no assurances that the conditions precedent to the redemptions will be satisfied or that the redemptions will occur.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: the effect of the debt markets on the company’s private offering of senior second priority secured notes (the “Offering”); the ability of Hertz to price the Offering on the terms and within the timeframe anticipated by Hertz; Hertz's ability to satisfy the closing conditions to the Offering; Hertz’s ability to satisfy the conditions to the redemption of the 2018 Notes and the 2019 Notes; any claims, investigations or proceedings arising as a result of the restatement in 2015 of the Company's previously issued financial results; the Company's ability to remediate the material weaknesses in its internal controls over financial reporting; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company's separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company's ability to obtain the expected benefits of the separation; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in the Company's markets on rental volume and pricing, including on its pricing policies or use of incentives; increased vehicle costs due to declines in the value of the Company's non-program vehicles; occurrences that disrupt rental activity during the Company's peak periods; the Company's ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles the Company purchases; the Company's ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; the Company's ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company's ability to adequately respond to changes in technology and customer demands; the Company's access to third-party distribution channels and related prices, commission structures and transaction volumes; an increase in the Company's vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; a major disruption in the Company's communication or centralized information networks; financial instability of the manufacturers of the Company's vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company's ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company's ability to successfully integrate acquisitions and complete dispositions; the Company's ability to maintain favorable brand recognition; costs and risks associated with litigation and investigations; risks related to the Company's indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in the Company's borrowing margins; the Company's ability to meet the financial and other covenants contained in its Senior Facilities, its outstanding unsecured Senior Notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company's ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company's ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company's ability to successfully outsource a significant portion of its information technology services or other activities; the Company's ability to successfully implement its finance and information technology transformation programs; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the Company's operations, the cost thereof or applicable tax rates; changes to the Company's senior management team and the dependence of its business operations on its senior management team; the effect of tangible and intangible asset impairment charges; the Company's exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company's exposure to fluctuations in foreign currency exchange rates and other risks described from time to time in periodic and current reports that the Company files with the SEC.

Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
Exhibit 99.1	The Hertz Corporation Investor Presentation, dated May 30, 2017.
Exhibit 99.2	Press Release of HGH announcing proposed private offering by Hertz of Senior Second Priority Secured Notes, dated May 30, 2017.
Exhibit 99.3	Notice of Conditional Redemption, dated May 30, 2017, for $250.0 million in aggregate principal amount of Hertz’s 4.25% Senior Notes due 2018.
Exhibit 99.4	Notice of Conditional Redemption, dated May 30, 2017, for $450.0 million in aggregate principal amount of Hertz’s 6.75% Senior Notes due 2019.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  May 30, 2017